Exhibit 10.14

LEASE

THIS LEASE, made this day of November 1987 by and between JANE M. WELTON, hereinafter referred to as “Lessors,” and INTERNATIONAL MEDICATION SYSTEMS LIMITED, a corporation hereinafter referred to: as “Lessee.”

WITNESSETH:

That the Lessors, in consideration of the rent herein specified to be paid by the Lessee, and the covenants and conditions herein mentioned, does hereby lease, let and demise unto the Lessee, and the Lessee does hereby rent from the Lessors, those certain premises in the County of Los Angeles, State of California, described as follows, to wit:

The premises known and described as	1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California

together with the appurtenances.

TO HAVE AND TO HOLD the same unto Lessee for a period and upon the terms and conditions hereinafter set forth:

THIS LEASE IS MADE BY THE LESSORS AND ACCEPTED BY THE LESSEE UPON EACH OF THE FOLLOWING TERMS AND CONDITIONS, NAMELY:

I - TERM

The term or this lease shall be for a period of Three (3) years, beginning on December 1, 1987 and ending on November 30. 1990.

II - RENTAL

The total rental payable for the term hereof shall be the sum of One Hundred Twenty Thousand Nine Hundred Sixty dollars, ($120,960.00), payable as follows: Three Thousand Sixty dollars ($3,360.00) upon Dec. 1, 1987 being the rental for the first month of the term, thereafter beginning upon First day of each and every calendar month of the first year of the term Lessee shall pay the further sum of Three Thousand Three Hundred Sixty dollars ($3,360.00) and continue until, and thereafter subject to the annual adjustment as hereinafter provided under Provision lawful money of the United States and shall continue until the total sum, including the deposit of the rental for the last month, shall have been paid.** The deposit rental for the last month shall be so applied provided Lessee shall not be otherwise in default hereunder, however, in no event shall said deposit be applied upon any other month than the last month of the term. All payments of rental shall be paid, on or before the due date thereof, at the office of the Lessor, or at such other place as Lessor may designate in writing. Lessor reserves the right, at the option of the Lessor, to add a service charge of five percent (5%) of the amount due on all payments which are not paid on or before five days after the due date.

** It is understood that Lessee, has $1,000.00 deposit for the last month.

III - DESTRUCTION OF PREMISES

If during the term of this lease, the premises shall be destroyed by fire, the elements, or any other cause, so that the premises cannot be rebuilt within 120 days, then this lease, at the option of either party, shall become null and void as of the date of destruction, and the Lessee shall immediately surrender the premises to the Lessors.

If the premises shall be damaged so as to be capable of being repaired within said time, the Lessors shall remit to the Lessee such portion of the monthly rental as shall be proportionate to the extent of which the Lessee is deprived of the use of the premises.

IV - USE OF THE PREMISES

The premises shall be used by the Lessee as an office and factory for Pharmaceutical Laboratory and related uses and for no other purpose without written consent of the Lessors.

V. TAXES AND UTILITY CHARGES

The Lessee shall pay when due, during the terms of this lease, all charges for electricity, gas, water, power, and other public utilities used by Lessee in connection with the use of the demised premises, together with all taxes and assessments on all personal property and trade fixtures owned by the Lessee in or upon the demised premises.

The Lessors shall pay all street assessments, bonds and real property taxes which have been, or may hereafter be levied or assessed against the premises, subject to the following:

It is specifically understood and agreed that should the term of this lease, including any option to renew or extend the same, or any automatic extension of the term hereof, be for a term of two (2) years or more and should the taxes upon the real property of Lessers for 1987-88 tax year increase over and above the said taxes to the tax year of the inception of the term hereof, of the sum of Dollars ($                       ), Lessee shall pay to Lessors, upon demand, an amount equal to said increase for each year in which said increase shall occur as determined by the tax bill for each year.  It is further understood and agreed that should the demised premises be a part of a larger parcel, the taxes shall be prorated by Lessor in the proportion that the demised premises bears to the entire parcel; and further that the taxes shall also be prorated based upon the fiscal tax year.

VI -FIRE INSURANCE

Lessors shall insure and keep insured, at Lessor’s expense, the improvements on the demised premises, and the improvement on Lessors’ adjacent property for the full replacement cost thereof. It being specifically understood that should Lessee’s operation and/or use of the demised premises cause the fire insurance rate on the demised premises, or the premises adjacent, to increase, then the cost of such fire insurance shall be prorated as follows: Lessors shall pay, the cost thereof not to exceed One Dollar ($1.00) for each One Hundred Dollars ($100.00) of insurance per year and any premiums for fire insurance on the demised or adjacent property above said One Dollar ($1.00) rate shall be paid by Lessee to Lessors annually an demand.

It is mutually agreed by and between the Lessors and Lessee that in event of any insured loss we hereby waive right of subrogation one against the other.

VII - ALTERATIONS

Lessee agrees not to make any alterations or additions upon the demised premises without the written consent of the Lessors. Any such alterations are to be at the sole cost and expense of the Lessee and shall be and remain as part of the demised premises.

It is understood and agreed that alterations shall include all conduit runs, power wiring, panel boards, boxes, switches, sub-panels and wiring and light fixtures installed in the offices.

VIII· REPAIRS AND HOUSEKEEPING

Lessor shall deliver the premises with the air conditioning equipment, if any, in good working condition. Lessee shall maintain said equipment, including having said equipment serviced and the filters changed not less than four times each year. If Lessee fails to do so, Lessor may provide such service and bill Lessee therefor.

Lessors shall, at their sole cost and expense, maintain and keep in good order and condition, the exterior walls and exterior roof of the demised building, except as to any damage caused through the negligence of Lessee, or anyone under them. Lessee shall at his sole cost and expense, maintain and keep in good order and condition the yard, planting area, interior of said demised building, including the replacement of broken glass, and the maintenance of the plumbing fixtures and any leakage or stoppage thereof. Lessee further agrees to keep a clean shop and to keep the premises clean and neat and free from accumulations of rubbish and trash constituting a fire hazard or an unsightly condition.

Should it become necessary for the Lessor to give Lessee notice to clean the premises and said work has not been done within 10 days from the time said notice is given, the Lessor may have the premises cleaned, the rubbish hauled away and the cost of said work billed to the Lessee. The charges shall be due and payable upon completion of the work.

It is also agreed that upon the termination of this lease, or any extension thereof, or sooner termination thereof, Lessee shall leave the interior of the building and the yard area and planting area in a clean and neat condition, including the removal of all grease, paint or other foreign materials from the floor, the removal, of all nails, board, brackets, etc., from the walls and ceilings, all trash removed from the premises and the premises swept clean. If the Lessee shall fail or neglect to clean said premises as hereinbefore provided, Lessor may have said building and the yard area cleaned and Lessee shall pay the reasonable cost thereof upon the completion thereof.

IX. FIXTURES

All fixtures and other property installed in the demised premises by the Lessee, with the exception of those items set forth in paragraph VII above, shall be and remain the property of the Lessee, and at the expiration of this Lease, the Lessee may, at the end of the Lease, remove from said premises all such fixtures, property and materials, provided, however, (1) Lessee shall not be in default under the terms, covenants and conditions hereof, and (2) that all expenses connected with the removal thereof shall be paid by Lessee. The Lessee further agrees to repair all damages which may result from the removal of such fixtures and other property, and return the premise to the condition in which received, normal wear and tear excepted.

X. HOLD HARMLESS

Lessee agrees that he will indemnify and hold Lessors free and harmless from all claims for damage to person or property by reason of their negligence or their acts, his employees or agents, or those claiming under them in connection with his use and occupancy of the premises. Lessee further agrees to carry, maintain and have in full force and effect through the term of this lease, public liabilily and and property damage insurance with an insurance company authorized to transact business in the State of California, for the benefit of the Lessors and Lessee and for the protection of all persons who may suffer injuries while in, or about the premises, the parking area or the ways and means adjacent to the premises; the amount of such liability insurance coverage for any accident to any one person shall be the sum of $50,000.00 and for more than one person injured in any one accident the sum of $100,000.00 and $10,000.00 property damage.

Lessee also agrees to hold Lessors free and harmless from all claims for damage to his personal property caused from fire or water. Any protection against loss or damage to their personal properly shall be in the form of insurance purchased by Lessee at Lessee’s expense.

XI - COMPLIANCE WITH LAW

In the conduct of his business the Lessee shall comply with the requirements of all municipal, state and federal authorities appertaining to the business conducted upon the demised premises, and Lessee shall not permit the demised premises to be used for any unlawful purpose, and shall conduct said business so that the same shall not be, or become a nuisance. Lessee shall not conduct on said premises, any sale or auction, either by Lessee or by anyone claiming under Lessee by operation of law or otherwise.

XII • DEFAULT

In the event Lessee shall be in default in the payment of any rent herein reserved or in the performance of any of the covenants or conditions of this lease to be kept and performed by Lessee, and such default shall be curable, and shall continue for three (3) days from and alter service upon the Lessee of written notice of such default signed by the Lessors, or their authorized representative, then and only in such event, the Lessors may, at their option, take such action or pursue such remedy as they shall deem expedient or desirable.

XIII. ATTORNEY’S FEES

In the event the Lessee shall default in the performance of any of the conditions of this Lease and any action shall be filed to enforce such conditions, the successful party shall be entitled to receive from the unsuccessful party all costs of such action together with reasonable attorney fees incurred by the successful party in connection with such litigation, whether such action progress to judgment or not.

XIV· NOTICES

Notices and demands shall be forwarded by the Lessee to the Lessors at Drawer MM, Sedona, Arizona 86336 or served upon them personally, and all notices and demands shall be forwarded by registered or certified mail, postage fully prepaid, to the Lessee at the address of the herein demised premises, subject to the right of either the Lessors or the Lessee to designate by notice, in writing, any new address to which said notices and/or demands and/or installments of rental may be sent. Such notice shall be effective beginning one full business day after receipt in the U.S. Post Office serving the demised premises.

XV· ASSIGNMENT OR SUBLETTING

Lessee agrees not to assign, sell, hypothecate, encumber this lease or sublet the demised premises without the written consent of Lessors. Lessors agree not to unreasonably withhold said consent provided the assignee shall be a person or firm of reasonable financial responsibility and providing the said as- signee shall assume all of the covenants, conditions and obligations of the lease. Lessee shall not permit or suffer this lease, or any interest therein, to be acquired by or vest in any one else in any capacity under any process, order or judgment of any court, or under or as a result of any proceeding in bankruptcy.

XVI· INSOLVENCY

Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or or suffered by Lessee under any insolvency or bankruptcy act shall, if such appointment, assignment or action continues for a period of ten (10) days, constitute a breach of this lease by Lessee.

XVII· OPTION AND AUTOMATIC EXTENSION

Lessee shall have and is hereby granted an option to renew this Lease for an additional three years.  The rental during such period covered by the option shall be based upon the prevailing rents for similar type buildings in the district at the time. In the event the Lessee elects to exercise such option, the Lessee shall give written notice of such election to Lessors not less than sixty (60) days prior to the expiration of the term and the rental for the extended term shall thereupon be determined by the parties.

In the event this Lease, as executed, shall provide an option to renew as hereinbefore set forth, and the Lessee does not elect to exercise said option, the term of this lease shall be automatically extended from year to year, upon the same rental, terms and conditions, unless one party shall give to the other party a notice, in writing, not less than sixty (60) days prior to the expiration of the term, or any renewal thereof, notifying the other; that said term is not to be automatically extended, or, of any change in the rental, terms or conditions, provided however, such automatic extension shall not so extend the term for more than three years.#

XVIII — SIGNS

It is understood and agreed that Iessee may install reasonable advertising signs about the building provided said signs shall be so attached as to not damage said building. Lessee shall upon the termination or expiration hereof remove said signs and return the building in the condition in which received, including the repainting of any walls to remove signs painted thereon.

XIX· CONSTRUCTION

The term “Lessors” shall include the singular if necessary. The term “Lease” or the phrase “the term hereof,” shall include any renewal or renewals thereof where permitted by the context hereof. All terms used in the singular or in the masculine gender shall apply to the plural or to the feminime or neuter gender as the context hereof requires. The paragraph headings shall not be deemed to contain the subject matter of the paragraph nor be considered in the construction thereof, it being understood that said paragraph headings are used only for the purpose of convenience and not for the purpose of construction. Each and all of the provisions of this lease shall be binding upon, and enure to the benefit of the heirs, executors, administrators and assigns of the Lessee. In the event of any controversy, the laws of the State of California in which the parties do business, applicable to such controversy, shall prevail.

XX· WAIVER

The waiver by either party of any of the covenants herein provided shall not be deemed a waiver of such party’s rights to enforce the same or any other convenant herein. The rights and remedies given to the parties hereunder shall be in addition to, and not in lieu of, any right or remedy provided by law.

XXI -ACCEPTANCE

Lessee acknowledges, by entry hereunder, that he has examined the same and that they are in a good, sanitary and safe condition.

XXII - LESSOR’S ENTRY

Lessee agrees that Lessor, or Lessor’s agents, may enter the premises at any reasonable time, during normal business hours, for the purpose of inspecting the same, or for repairing or maintaining the same.

XXIII· BREACH

Should Lessee fail to pay rent when due, perform any of the covenant or condition required of Lessee or fail to remedy the same after notice, or if Lessee abandons said premises, Lessor, in addition to any other legal remedy, shall have the option to do any one, or all, of the following, which are not inconsistent:

A. Lessor may sue for each installment of rent, as the same becomes due, or enforce by suit any covenant or condition required to be performed by Lessee.

B. Lessor may re-enter and remove all persons and property, storing any such property in a public warehouse or elsewhere at Lessee’s expense.

C. Lessor may terminate this Lease by notice, and Lessee shall be responsible to immediately surrender possession of the premises and to pay to Lessor all damages incurred by Lessor, by reason of such default, including, but not limited to, the cost of recovering premises.

D. Lessor may elect to re-enter, as hereinbefore provided, or he may take possession pursuant to legal proceedings or any notice, provided for by law. In which event, he may either terminate this Lease or, from time to time without terminating this Lease, re-let said premises or any part thereof for the account of the Lessee, upon such terms and conditions and for such period as Lessor may deem advisable. Rents received on any such re-Ietting during the balance of the terms of this Lease, or any part thereof, shall be applied first to the expense of re-Ietting and collecting, including any necessary repair, reasonable attorney’s fees and any real estate commission actually paid. The balance, if any, shall be applied upon the sums due, or to become due, from Lessee to Lessor, and Lessee shall pay any deficiency, monthly. No re-entry or taking possession of said premises shall terminate this Lease, unless written notice of such intention to terminate shall have been given by Lessor to Lessee.

*In the event Lessee desires to exercise the option for an additional three year period, it is understood that the rental shall be $3,360.00 for the first year of the term beginning December 1, 1990, thereafter as of December 1, 1991, and December 1, 1992, the parties shall review the rental and adjust the same to reflect the current rentals for like buildings in the general area; Lessor agrees, however, that the rental so adjusted shall be at least l¢ per square foot per month lower than like rental in the general area.

IN WITNESS WHEREOF, the parties hereto have executed this lease the day and year first herein above set forth.

INTERNATIONAL MEDICATION SYSTEMS
LIMITED, a corporation

/s/ Jane M. Welton	/s/ Brand Parcell, General Manager
JANE M. WELTON
Lessors	Lessee

Personal Guarantee

For a valuable consideration, and the execution of the above lease by Lessor, the undersigned jointly and severally guarantee to Lessor, the prompt and full payment of any and all sums due or which may become due, from Lessee to Lessor thereunder and the performance by Lessee of his covenants and conditions contained therein. The undersigned further agrees and consents to renewals and extensions of time and waives presentment, demand and notice by Lessor.

DATED:

Guarantor(s)

LEASE EXTENSION AND MODIFICATION AGREEMENT

AGREEMENT, made as of this 7th day of November, 1996, between Maleese M. Black (“Landlord”), and INTERNATIONAL MEDICATION SYSTEMS LIMITED (“Tenant”).

W I T N E S S E T H:

WHEREAS, Jane M. Welton and Tenant entered into that certain Lease (the “Original Lease”), dated as of November 1987, whereby Tenant leased the premises known as and located at 1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California (the “Premises”); and

WHEREAS, Jane M. Welton died on February 24, 1990, whereupon Maleese M. Black succeeded to all right, title and interest in the subject property (“premises”); and

WHEREAS, Landlord (as Personal Representative of the Estate of Jane M. Welton) and Tenant entered into a Memorandum (the “Memorandum”), dated as of February 7, 1992, whereby certain terms and provisions of the Original Lease were modified (the original Lease, as modified by the Memorandum, are hereinafter collectively referred to as the “Lease”); and

WHEREAS, Landlord and Tenant desire to extend the term of the Lease and modify certain other provisions thereof as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth below, Landlord and Tenant hereby agree as follows:

1.                                      The term of the Lease is hereby extended upon and subject to the same terms, covenants and conditions as in the Lease, except as otherwise set forth herein, for the period (the “Extended Term”) commencing on December 1, 1996 and expiring on December 31, 1999.

2.                                      As of the date hereof, the “term” as used in the Lease, shall mean the original term as extended by the Extended Term.

3.                                      The rents for the Extended Term shall be paid in installments of $5,152.00 per month (based on 11,200 square feet at 46¢ per square foot per month).

4.                                      During the Extended Term, Tenant shall continue to reimburse Landlord for the property taxes in accordance with Article V of the Original Lease, as amended by Paragraph 4 of the Memorandum.

5.                                      The parties acknowledge that the Lease provides that Landlord is obligated to maintain and repair the roof of the building located on the Premises (the “Roof”). The parties further acknowledge that the Roof requires replacement. Landlord and Tenant hereby accordingly agree that Tenant shall replace the roof with good and acceptable materials and in a good workmanship manner at the Tenant’s expense in exchange for Landlord’s waiver of reimbursement for the excess property taxes over the base amount for tax years prior to fiscal year 7/1/96 to 6/30/97.  Upon completion of the roof replacement, Tenant shall provide Landlord with copies of all invoices, statements, and evidence of Tenant’s payment in full for the work done.

6.                                      Tenant shall have and is hereby granted, three (3) separate options to extend the term of the Lease. Each such option shall be for a period of one (1) year, the first such option period commencing the day immediately following the expiration of the Extended Term, and each successive option period following immediately thereafter. During each of such option periods, Landlord shall lease to Tenant, and Tenant shall hire from Landlord, the Premises upon all of the same terms and conditions of the Lease, except that the annual rental payable during each of such option periods shall be the annual fair market rental value of the Premises at the commencement of each such option period, but not less than the amount specified in paragraph 3 above. In the event Tenant elects to exercise any of such options, Tenant shall give written notice of such election to Landlord not less than sixty (60) days prior to the . commencement of the applicable option period, and the annual rental for the option period shall thereafter be promptly determined by the parties.

7.                                      Tenant and Landlord represent to each other that neither has dealt with any brokers in connection with the negotiation of this Agreement, and each hereby indemnifies and agrees to hold the other harmless from and against any loss, cost, liability or expense arising out of any inaccuracy of the foregoing representations.

8.                                      Except as modified hereby, the Lease shall remain in full force and effect, and as modified hereby, the Lease is ratified and confirmed in all respects.

9.                                      This Agreement may not be orally changed or terminated, nor any of its provisions waived, except by an agreement in

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writing signed by the party against whom enforcement of any changes, termination or waiver is sought.

10.                               This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LANDLORD:	By:	/s/ Maleese M. Black
Maleese M. Black

TENANT:	International Medication Systems, Limited

	By:	/s/ STEVEN K. BUTTERFIELD
Name: Steven Butterfield
Title: Vice President, Finance

ACKNOWLEDGEMENTS

LANDLORD:

STATE OF ARIZONA	)
) ss.
COUNTY OF YAVAPAI	)

On November 7, 1996, before me, Lesley Ortiz, an Arizona Notary Public, personally appeared Maleese M. Black, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

My Commission Expires:	/s/ Lesley Ortiz
April 10, 2000	Notary Public

“OFFICIAL SEAL”
Lesley Ortiz
Notary Public — Arizona
Yavapai County
My commission Expires 04/10/2000

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TENANT:

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On November 13, 1996, before me, Patricia M. O’Brien, a California Notary Public, personally appeared Steven K. Butterfield, the Vice President/Finance of International Medication Systems, Limited, a corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.  Witness my hand and official seal.

My Commission Expires:	/s/ Patricia M. O’Brien
April 15, 1998	Notary Public

Patricia M. O’Brien Comm. # 1347033 Notary Public — CALIFORNIA Los Angeles County My commission Expires April 15, 1998

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MEMORANDUM

Whereas, Jane M. Welton, Lessor, and International Medication Systems Limited, a corporation, (hereinafter “I.M.S.”) Lessee, entered into a Lease dated November 1987, for premises at 1920 Santa Anita Avenue, South El Monte, California; and

Whereas, the Lease term was for three (3) years from December 1, 1987, through November 30, 1990, with an option to renew the Lease for an additional three years; and

Whereas, the Lease provided for the rentals to be reviewed and adjusted as of December 1, 1991, and December 1, 1992; and

Whereas, Jane M. Welton is now deceased and Maleese M. Black is the duly appointed personal representative of the Jane M. Welton Estate, which presently has legal ownership and control of the subject premises;

NOW THEREFORE, the undersigned hereby acknowledge and agree as follows:

1) I.M.S. duly exercised the option to renew the Lease for an additional three years from December 1, 1990, through November 30, 1993.

2) The rental is adjusted to $4,928.00 per month (based on 11,200 square feet at 44¢ per square foot) as of December 1, 1991, to be paid as provided in the Lease.

3) Lessee is hereby granted an option to renew the Lease for an additional three (3) years commencing with December 1, 1993, subject to the terms and requirements set forth in paragraph XVII of the Lease, and further subject to the parties reviews and adjustments, if any, of the rentals as of December 1 of each year to reflect the then fair market rentals for like buildings and property for that general area.

4) For purposes of Paragraph V of the Lease, the 1987-88 base year property taxes were $1,510.66.

5) All other terms and provisions of the Lease are hereby ratified and confirmed, except as modified and amended herein.

DATED this 7th day of February, 1992.

LESSOR:	The Estate of Jane M. Welton

	By:	/s/Maleese M. Black
Maleese M. Black
Personal Representative

LESSEE:
International Medication Systems, Limited

		By:	/s/Walter Wallach

STATE OF ARIZONA	)
) ss.
COUNTY OF YAVAPAI	)

On February 7th, 1992, before me, Ronald N Rovey, an Arizona Notary Public, personally appeared Maleese M. Black, the Personal Representative of the Estate of Jane M. Welton, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

My Commission Expires:	/s/Ronald N Rovey
October 10,1994	Notary Public

“OFFICIAL SEAL” Ronald N Rovey Notary Public — Arizona Yavapai County My commission Expires 10/10/1994

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On February 25th, 1992, before me, Walter Wallach, an California Notary Public, personally appeared Walter D. Wallach, the CFO and Senior Vice President Finance of International Medication Systems, Limited, a corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

My Commission Expires:	/s/ Michelle L. Macaluso
April 22, 1994	Notary Public

Official Seal Michelle L. Macaluso Notary Public — CALIFORNIA Los Angeles County My commission Expires April 22, 1994

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LEASE EXTENSION AGREEMENT

This Agreement is made by and between Maleese M. Black (“Landlord”), and International Medication Systems Limited (“Tenant”).

WHEREAS, Jane M. Welton and Tenant entered into a Lease dated November 1987 (“Original Lease”), whereby Tenant leased the premises known as and located at 1920 Santa Anita Avenue, South EI Monte, County of Los Angeles, State of California (the “Premises”); and

WHEREAS, Landlord (as Personal Representative of the Estate of Jane M. Welton) and Tenant entered into a Memorandum dated February 7, 1992, whereby certain terms and provisions of the Original Lease were modified; and

WHEREAS, all right, title and interest in the subject property was distributed to Maleese M. Black from the Jane M. Welton Estate; and

WHEREAS, Landlord and Tenant entered into a Lease Extension and Modification Agreement dated November 7, 1996, which modified various provisions, extended the Lease term to December 31, 1999, and granted options to further extend the lease term to December 31, 2002 (which options were exercised by Tenant); and

WHEREAS, Maleese M. Black transferred and conveyed the subject property into the Revocable Inter Vivos Trust of Maleese M. Black under Trust Agreement dated June 16, 2000 (hereinafter “Trust”), by Quit Claim Deed recorded as Instrument No. 01-1754678 in Los Angeles County, California; and

WHEREAS, Maleese M. Black, Paula P. McClintock and Linda G. Fink are Co-Trustees of the Trust, each having authority to individually and separately act for and on behalf of the Trust with the same legal effect as if done and executed by all of the Co-Trustees; and

WHEREAS, Paula P. McClintock is also the agent and attorney-in-fact for Maleese M. Black under a Durable General Power of Attorney dated November 1, 1997, and recorded November 21,1997, in Docket 2043, Pages 904 — 907, Official Records of Coconino County, Arizona; and

WHEREAS, Landlord and Tenant desire to extend the term and modify certain provisions of the Lease as more specifically set forth therein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

1.              The Original Lease, Memorandums and Lease Extension Agreements specified above are herein collectively referred to as the” Lease” or “Lease documents”.

2.              The Lease is hereby extended upon and subject to the same terms, covenants and conditions as set forth in the Lease documents, except as otherwise set forth herein, for the period commencing on January 1, 2003 and expiring on December 31, 2006 (four years), which is herein referred to as the “Extended Term”.

3.              During the Extended Term, Tenant shall pay rents to Landlord as follows:

a)             From January 1, 2003, through and including December 31, 2004, rent shall be paid in installments of $5,600.00 per calendar month (based on 11,200 square feet); and

b)             From January 1, 2005, through and including December 31, 2006, rent shall be paid in installments of $5,850.00 per calendar month (based on 11,200 square feet).

4.              During the Extended Term, Tenant shall continue to reimburse Landlord for the property taxes in accordance with Article V of the Original Lease, as amended by Paragraph 4 of the Memorandum.

5.              Tenant and Landlord represent to each other that neither has dealt with any brokers in connection with the negotiation of this Agreement, and each hereby agrees to indemnify and hold the other harmless from and against any loss, cost, liability or expense arising out of any inaccuracy of the foregoing representations.

6.              The Lease, as modified by the above specified Lease documents and this Agreement, shall remain in full force and effect, and is ratified and confirmed in all respects.

7.              This Agreement may not be changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by both Landlord and Tenant.

8.              This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and permitted assigns.

Dated this 16 day of September, 2003.

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LANDLORD:	Revocable Inter Vivos Trust of Maleese M. Black

	By:	/s/ Paula P. McClintock
Paula P. McClintock
Co-Trustee

TENANT:	International Medication Systems, Limited

	By:	/s/ Pete Langosh
Name: Pete Langosh Title: Executive Vice President.

ACKNOWLEDGEMENTS

LANDLORD:

STATE OF ARIZONA	)
) ss.
COUNTY OF YAVAPAI	)

On September 23, 2003, before me, Ronald N Rovey, an Arizona Notary Public, personally appeared Paula P. McClintock, as Co-Trustee of the Revocable Inter Vivos Trust of Maleese M. Black dated June 16, 2000, who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

“OFFICIAL SEAL”	/s/Ronald N Rovey
Ronald N Rovey	Notary Public
Notary Public — Arizona
Yavapai County
My commission Expires 10/10/2006

3

TENANT:

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On September 16, 2003, before me, Patricia M. O’Brien, an California Notary Public, personally appeared Pete Langosh, the Corp. Vice President/ Operations of International Medication Systems, Limited, a corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Patricia M. O’Brien	/s/ Patricia M. O’Brien
Comm. # 1347033	Notary Public
Notary Public — CALIFORNIA
Los Angeles County
My commission Expires April 15, 2006

4

LEASE EXTENSION AGREEMENT

This Agreement is made by and between Paula P. McClintock and Cinda G. Fink (“Landlord”), and International Medication Systems Limited (“Tenant”).

WHEREAS, Jane M. Welton and Tenant entered into a Lease dated November 1987 (“Original Lease”), whereby Tenant leased the premises known as and located at 1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California (the “Premises”); and

WHEREAS, Maleese M. Black as Personal Representative of the Estate of Jane M. Welton and Tenant entered into a Memorandum dated February 7, 1992, whereby certain terms and provisions of the Original Lease were modified; and

WHEREAS, all right, title and interest in the subject property was distributed to Maleese M. Black from the Jane M. Welton Estate; and

WHEREAS, Maleese M. Black and Tenant entered into a Lease Extension and Modification Agreement dated November 7, 1996, which modified various provisions, extended the Lease term to December 31, 1999, and granted options to further extend the lease term to December 31, 2002 (which options were exercised by Tenant); and

WHEREAS, Maleese M. Black transferred and conveyed the subject property into the Revocable Inter Vivos Trust of Maleese M. Black under Trust Agreement dated June 16, 2000 (hereinafter “Trust”), by Quit Claim Deed recorded as Instrument No. 01-1754678 in Los Angeles County, California; and

WHEREAS, Paula P. McClintock and Cinda G. Fink are Successor Co-Trustees of the Trust, each having authority to individually and separately act for and on behalf of the Trust with the same legal effect as if done and executed by both of the Co-Trustees; and

WHEREAS, Maleese M. Black died March 18, 2006 and, according to the terms of the Trust, the trust estate is divided equally between Maleese Black’s nieces Paula P. McClintock and Cinda G. Fink; and

WHEREAS, the said Co-Trustees of the Revocable Inter Vivos Trust of Maleese M. Black, having determined that no estate taxes are due either to the state of California or the federal government and, finding no other impediments to distribution, have conveyed an undivided fifty-percent (50%) interest in all right, title and interest in the premises at 1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California, to each beneficiary, to wit Paula P. McClintock and Cinda G. Fink, said conveyance effective December 31, 2006; and

WHEREAS Landlord and Tenant desire to extend the term and modify certain provisions of the Lease as more specifically set forth therein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

1.              The Original Lease, Memorandums and Lease Extension Agreements specified above are herein collectively referred to as the “Lease” or Lease documents.

2.              The Lease is hereby extended upon and subject to the same terms, covenants and conditions as set forth in the Lease documents, except as otherwise set forth herein, for the period commencing on January 1, 2007 and expiring on December 31, 2009 (three years), which is herein referred to as the “Extended Term”.

3.              During the Extended Term, Tenant shall pay rents to each Landlord as follows:

a)             From January 1, 2007, through and including December 31, 2009, rent shall be paid in installments of $3,250.00 per calendar month (based on an undivided fifty percent (50%) interest in said leasehold consisting of 11,200 square feet;

b)             An additional three year option to renew, if exercised by the Tenant, shall be at the higher of Market Rate or Commercial CPI index.

4.              During the Extended Term, Tenant shall continue to reimburse each Landlord for the property taxes in accordance with Article V of the Original Lease, as amended by Paragraph 4 of the Memorandum.

5.              Tenant and Landlord represent to each other that neither has dealt with any brokers in connection with the negotiation of this Agreement, and each hereby agrees to indemnify and hold the other harmless from and against any loss, cost, liability or expense arising out of any inaccuracy of the foregoing representations.

6.              The Lease, as modified by the above specified Lease documents and this Agreement, shall remain in full force and effect, and is ratified and confirmed in all respects.

7.              This Agreement may not be changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by each Landlord and Tenant.

8.              This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and permitted assigns.

9.              The legal address of each Landlord:

Paula P. McClintock P.O. Box 139 Helena, Montana 59624	Cinda G. Fink P.O. Box 1099 Sulphur, Oklahoma 73086

2

Dated this 28 day of November, 2006.

LANDLORD:

	By:	/s/Paula P. McClintock
Paula P. McClintock

	By:	/s/Cinda G. Fink
Cinda G. Fink

TENANT:	International Medication Systems, Limited

	By:	/s/Pete Langosh
Name: Pete Langosh Title: Executive Vice President

ACKNOWLEDGEMENTS

LANDLORD:

State of Montana )
)ss.
County of Lewis Clark )

On December 20, 2006, before me, Linda L. Opie, a Montana Notary Public, personally appeared Paula P. McClintock who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Linda L. Opie
Notary Public
Expires November 20, 2007

3

LANDLORD:

State of Oklahoma	)
)ss.
County of Murray	)

On December 11, 2006, before me, Shely L.  Goodrick, a Oklahoma Notary Public, personally appeared Cinda G. Fink who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Shely L. Goodrick
Notary Public
Expires December 1, 2007

TENANT:

State of California	)
)ss.
County of San Bernardino	)

On November 28, 2006, before me, Erma R. Moreno, a California Notary Public, personally appeared Pete Langosh, the Executive Vice President of International Medication Systems, Limited, a corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Erma R. Moreno
Notary Public
Expires April 24, 2009

4

LEASE EXTENSION AGREEMENT

This Agreement is made by and between Paula P. McClintock and Cinda G. Fink (“Landlord”), and International Medication Systems Limited (“Tenant”).

WHEREAS, Jane M. Welton and Tenant entered into a Lease dated November 1987 (“Original Lease”), whereby Tenant leased the premises known as and located at 1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California (the “Premises”); and

WHEREAS, Maleese M. Black as Personal Representative of the Estate of Jane M. Welton and Tenant entered into a Memorandum dated February 7, 1992, whereby certain terms and provisions of the Original Lease were modified; and

WHEREAS, all right, title and interest in the subject property was distributed to Maleese M. Black from the Jane M. Welton Estate; and

WHEREAS, Maleese M. Black and Tenant entered into a Lease Extension and Modification Agreement dated November 7, 1996, which modified various provisions, extended the Lease term to December 31, 1999, and granted options to further extend the lease term to December 31, 2002 (which options were exercised by Tenant); and

WHEREAS, Maleese M. Black transferred and conveyed the subject property into the Revocable Inter Vivos Trust of Maleese M. Black under Trust Agreement dated June 16, 2000 (hereinafter “Trust”), by Quit Claim Deed recorded as Instrument No. 01-1754678 in Los Angeles County, California; and

WHEREAS, Paula P. McClintock and Cinda G. Fink are Successor Co-Trustees of the Trust, each having authority to individually and separately act for and on behalf of the Trust with the same legal effect as if done and executed by both of the Co-Trustees; and

WHEREAS, Maleese M. Black died March 18, 2006 and, according to the terms of the Trust, the trust estate is divided equally between Maleese Black’s nieces Paula P. McClintock and Cinda G. Fink; and

WHEREAS, the said Co-Trustees of the Revocable Inter Vivos Trust of Maleese M. Black, having determined that no estate taxes were either to the state of California or the federal government and, finding no other impediments to distribution, conveyed and properly recorded an undivided fifty-percent (50%) interest in all right, title and interest in the premises at 1920 Santa Anita Avenue, South El Monte, County of Los Angeles, State of California, to each beneficiary, to wit Paula P. McClintock and Cinda G. Fink, said conveyance effective December 31, 2006; and

WHEREAS Landlord and Tenant desire to extend the term and modify certain provisions of the Lease as more specifically set forth therein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, Landlord and Tenant hereby agree as follows:

1.              The Original Lease, Memorandums and Lease Extension Agreements specified above are herein collectively referred to as the “Lease” or Lease documents.

2.              The Lease is hereby extended upon and subject to the same terms, covenants and conditions as set forth in the Lease documents, except as otherwise set forth herein, for the period commencing on January 1, 2010 and expiring on December 31, 2012 (three years), which is herein referred to as the “Extended Term”.

3.              During the Extended Term, Tenant shall pay rents to each Landlord as follows:

a)             From January 1, 2010, through and including December 31, 2012, rent shall be paid in installments of $3,416.00 per calendar month (based on an undivided fifty percent (50%) interest in said leasehold consisting of 11,200 square feet;

4.              During the Extended Term, Tenant shall, upon receipt of the property tax bill from Landlord, timely remit, on Landlord’s behalf, the full amount of property taxes to the taxing authority. The non-reimbursable portion of property taxes per Article V of the Original Lease as amended by Paragraph 4 of the Memorandum, which remain the responsibility of Landlord, shall be deducted from the monthly rental otherwise due to Landlord in the month following such property tax payment by Tenant.

5.              Tenant and Landlord represent to each other that neither has dealt with any brokers in connection with the negotiation of this Agreement, and each hereby agrees to indemnify and hold the other harmless from and against any loss, cost, liability or expense arising out of any inaccuracy of the foregoing representations.

6.              The Lease, as modified by the above specified Lease documents and this Agreement, shall remain in full force and effect, and is ratified and confirmed in all respects.

7.              This Agreement may not be changed or terminated, nor any of its provisions waived, except by an agreement in writing signed by each Landlord and Tenant.

8.              This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and permitted assigns.

9.              The legal address of each Landlord:

Paula P. McClintock P.O. Box 69 Helena, Montana 59624	Cinda G. Fink P.O. Box 1099 Sulphur, Oklahoma 73086

2

Dated this 18 day of Sept., 2009.

LANDLORD:

	By:	/s/Paula P. McClintock
Paula P. McClintock

	By:	/s/Cinda G. Fink
Cinda G. Fink

TENANT:	International Medication Systems, Limited

	By:	/s/Pete Langosh
Name: Pete Langosh Title: Executive Vice President

ACKNOWLEDGEMENTS

LANDLORD:

State of Montana )
)ss.
County of Lewis & Clarke )

On September 18, 2009, before me, Marion A Mood, a Montana Notary Public, personally appeared Paula P. McClintock who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Marion A Mood
Notary Public
Expires 10/22/12

3

LANDLORD:

State of Oklahoma	)
)ss.
County of Murray	)

On September 23, 2009, before me, Kristina Watson, a Oklahoma Notary Public, personally appeared Cinda G. Fink who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

Kristina Watson
Notary Public
Expires November 21, 2012
Commission # 08011843

TENANT:

State of California	)
)ss.
County of San Bernardino	)

On September 9, 2009, before me, Erma R. Moreno, a California Notary Public, personally appeared Pete Langosh, the Executive Vice President of International Medication Systems, Limited, a corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal.

I certify under the penalty of perjury under the laws of the state of California that the foregoing paragraph is true and correct.

Erma R. Moreno
Notary Public
Expires April 24, 2013
Commission # 1842337

4